DREW

DW
LISTED
NYSE
DREW
DREW INDUSTRIES INCORPORATED
DW
LISTED
NYSE
DREW
DECEMBER
11
THURSDAY
DW
LISTED
NYSE

Page 1

DW LISTED NYSE

A Leading National Supplier of a Wide Variety of

Components for RV’s and Manufactured Homes

Drew Industries (NYSE:DW)

2003

Forward Looking Statements

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act.  Forward-looking statements, including, without limitation those relating to our future business prospects, revenues and income, wherever they occur in this press release, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation and the Company’s SEC filings.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, changes in zoning regulations for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the financial condition of our customers, retention of significant customers, interest rates, oil and gasoline prices, the outcome of litigation, volume of orders related to hurricane damage and operating margins on such business, and adverse weather conditions impacting retail sales.
In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

About Drew Industries

A leading national
manufacturer of
quality components
for Recreational
Vehicles (RV) and
Manufactured
Homes (MH)

$762
$669
$531
$353
$325
$255
$750
500
250
0
$100
75
50
25
0
108
171
220
348
448
521
147
154
134
183
221
241
2001
2002
2003
2004
2005
LTM6/06

Page 4

Headquartered in White
Plains, New York – 10
employees

47 manufacturing facilities in
the U.S. and 1 facility in
Canada

Approximately 4,600
employees nationwide

Organic growth from 2001
through 6/30/06 was well over
$200 million or a 10%
average annual growth,
excluding price increases,
acquisitions, and FEMA
business

Company Overview

Financial Performance

Sales and EBITDA in millions

MH segment sales

RV segment sales

EBITDA(1)

(1)

2001-2005 EBIDTA CAGR = 25%. EBITDA is
operating profit plus depreciation and amortization

Drew’s Companies

Kinro, Inc. – Acquired 1980

Aluminum windows for RVs

Doors for RVs

Aluminum and vinyl windows and screens
for MHs

Bath and shower units for MHs and RVs

Lippert Components, Inc. – Acquired 1997

Chassis and chassis parts for RVs and MHs

Slide out mechanisms for RVs

Leveling devices for RVs

Axles for towable RVs and for MHs

Specialty trailers for boats, personal
watercraft and equipment hauling

Axles for Specialty Trailers

Bed lifts for “toy-hauler” RVs

Steps for RVs

Drew’s Segments – LTM 6/30/06

MH = $25 million

33%

RV = $51 million

67%

MH = $241 million

32%

RV = $521 million

68%

Revenues - $762 million

90+% of RV revenues are
for towable RVs

Segment Operating Profit  - $76 million

MH = $241 million

32%

RV = $521 million

68%

Drew’s Products

RV  Chassis and Chassis Parts:
$226 million

MH Chassis &
Chassis Parts:

$92 million

MH Windows,
Doors & Screens:
$99 million

RV Windows & Doors:

$125 million

12 Months Ended June 30, 2006

Sales - $762 million

Other:

$18 million

MH and RV

Bath Products:

$21 million

Specialty Trailers:

$31 million

RV Slide-out
mechanisms:

$102 million

RV and MH
Axles & Tires:

$48 million

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 48
production facilities (approximately 3.2 million sq. ft.), make us a key partner with our customers.

Supply most of the Leading Producers of RVs and MHs:

Both RV and MH

Fleetwood (NYSE:FLE)

Skyline (NYSE: SKY)

RV

Coachmen (NYSE: COA)

Forest River (owned by Berkshire Hathaway)

Monaco Coach (NYSE: MNC)

Starcraft (privately owned)

Thor  (NYSE:THO)

MH

Champion (NYSE: CHB)

Clayton (owned by Berkshire Hathaway)

Oakwood Homes and Southern Energy Homes

          (owned by Clayton)

Palm Harbor (Nasdaq: PHHM)

Business Strategy

Increase sales and profitability through:

Market share growth

New product introductions

Strategic acquisitions

This strategy accomplished through:

Outstanding customer service

Motivating management through profit incentives and training programs

Maintaining highly efficient factories by optimizing production through state-of-the-art manufacturing technology and methods

Extensive R & D efforts

Disciplined and patient acquirer

1999-2005 CAGR = 27%
$243
$337
$419
$550
$684
$907
$1,037
$1,123
1999
2000
2001
2002
2003
2004
2005
6/06 LTM

Page 10

Content Per Vehicle - RV

Peak potential is $2,400 to $2,700 per RV

Operating

profit margin       11.3%    6.8%    8.6%    9.4%   11.3%   9.2%(a)   9.6%(a)  9.7%(a)

(a)

Margin since 2004 impacted by increases in steel and other material costs.

(b)

Excludes sales of specialty trailers, as well as Emergency Living Units (“ELU’s”) purchased by FEMA.

(b)

(b)

90+% of RV segment sales are for Towable RVs

1999-2005 CAGR = 18%
$548
$606
$763
$916
$1,021
$1,457
$1,507
$1,631
1999
2000
2001
2002
2003
2004
2005
6/06
LTM

Page 11

Content Per Home - MH

Peak potential is $2,900 to $3,200 per
home

Operating

Profit margin      15.5%    9.8%    10.8%   11.0%  10.7%   10.1%(a) 10.2%(a)   10.5%(a)

(a)

Margin since 2004 impacted by increases in steel and other material costs, as well as an adverse jury award, and subsequent settlement in a work place injury lawsuit.

| | Market Potential | Drew's Annualized Sales Level |
|---|---|---|
| Slide-out mechanisms for motorhomes | $ 70 | $12-$18 |
| Leveling devices for motorhomes | 65 | $5-$10 |
| Windows for motorhomes | 5 | $0 |
| Axles for towables | 80 | $40-$45 |
| Steps for towables | 10 | $4-$6 |
| Bed lifts for "toy hauler" RVs | 15 | $8-$12 |
| Bath products for RVs | 30 | $4 |
| Thermoformed exterior parts | 125 | $0 |
| Specialty trailers | 200 | $25-$30 |
| Axles for specialty trailers | 180 | $0 |
| Total | $ 780 | Approx. $115 |

Page 12
DW LISTED NYSE

New Product Introductions

Annualized sales of these products increased from
about $40 million in the 2nd quarter of 2005.

(in millions)

Acquisition Criteria

Drew is a disciplined and patient acquirer

Target less than 6 times pro forma
EBITDA

Immediately accretive

Complementary to our core RV and MH
markets

Strategic
Acquisitions

Seek to acquire products or technologies that we can
introduce through our nationwide customer base and
factory network

Become a more extensive supplier to our customers

Acquisition History

Strategic
Acquisitions

June 2006

Happijac

Bed lifts for

“toy haulers”.
Annualized sales

of $15 million

2001

Better Bath

Bath and shower
products for MH.
Annual sales of $20
million

July 2003

LTM Manufacturing

Slide-out mechanisms,
specialty slide-out
storage trays and
decks, and electric
stabilizer jacks for RVs.
Annual sales of $4
million

May 2004

Zieman

RV, MH and
specialty
trailers.  Annual
sales of over
$40 million

Each of our RV and MH acquisitions has
expanded geographic markets or
broadened product lines

2002

Quality Frames

RV chassis.
Annual sales of
$7 million

11 Acquisitions

1980 – 2001

Including Kinro (1980)
and Lippert
Components (1997)

May 2005

Venture Welding

MH Chassis. Annual
sales of $18 million

March 2006

Steelco

MH & RV
Chassis. Annual
sales of $8
million

Oct 2003

ET&T Frames

Primarily specialty
trailer units.
Annual sales of
$7 million

Drew’s Management Team

Highly respected and experienced
management:

Drew

Leigh Abrams, CEO, 35+ years

Fred Zinn, CFO,  25+ years

Kinro

David Webster, CEO, Chairman,
30+ years

Lippert

Doug Lippert, Chairman, 30+ years

Jason Lippert, CEO, 12+ years

Excellent management training
and incentive programs

Innovative &
Experienced
Management

Leigh Abrams

David Webster

Jason Lippert and Doug Lippert

Investments

Kinro and Lippert have
extensive R&D departments

Since January 1997:

Invested over $146 million in
plant and equipment

Invested nearly $170 million
for acquisitions

Invested $40 million for stock repurchases at an average
price of $5.37 per share

These investments have been accretive to earnings

Travel Tailers & 5th Wheel
Other Towables
Motor Homes
450
400
350
300
250
200
150
100
50
0
132
155
178
177
157
196
214
255
281
313
1997
1998
1999
2000
2001
2002
2003
2004
2005
6/06 LTM

Page 17

RVs - Industry Wholesale Shipments

(Thousands of Vehicles)

254

293

321

257

311

321

370

413

90+% of Drew’s current RV product sales are for Travel Trailers and 5th Wheel RVs

(1)

Includes approximately 13,500 RVs purchased by FEMA for emergency housing for 2004 hurricane victims.

(2)

Excludes 39,000 ELU’s in 2005 and about 70,000 ELU’s in the LTM 6/06 purchased by FEMA .

(3)

Starting in September 2005, about 35,000 towable RVs were purchased by FEMA from dealers, some or all of which were replaced by the dealers in 2005 and 2006.

300

384

(1)

(2)(3)

(2)(3)

RV Market

84% of industry 2005 unit sales

46% of wholesale dollar sales

Retail cost $4,000 to $100,000
per unit. Average about $25,000

16% of industry 2005 unit sales

54% of wholesale dollar sales

Retail cost $41,000 to $400,000+
per unit. Average about $100,000

Since 1995 the travel trailer and
5th wheel market has grown at an
annual rate of approximately
10%, compared to a small decline
in motorhome shipments.

TOWABLE RVS (90+% of Drew RV revenues)

MOTORHOMES

Travel trailer with
expandable ends

Type A Motorhomes

Type B Motorhomes

Type C Motorhomes

Folding camping trailer

Travel trailer

Folding camping trailer

Sport utility RV

Fifth wheel travel trailer

Truck camper

Growth In RV Market

Positive Demographic
Trends

Primary owners of RVs are
50 and over

According to census
projections, there are
expected to be 20 million
more people over 50 by 2014

Strong Growth
Prospects

Industry Advertising Campaign

Target Market 30 and over

Post 9/11 security concerns and high airline ticket
prices increase RV travel vacations

Fifth Wheel RV

How RVs Are Used

Shift in U.S. culture
toward more RV-related
activities

NASCAR events

College and NFL football
games

More economical family
vacations

Typical RV family vacation
up to 74% less expensive

Strong Growth
Prospects

Many RVs are “parked”over the long-term

Historically, travel trailer sales not significantly
impacted by rising gas prices

Travel Trailer

Multi-Section
Single Section
400
350
300
250
200
150
100
50
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
6/06
LTM

Page 21

DW LISTED NYSE

MH - Industry Production

171

211

254

304

340

363

353

373

349

(Thousands of Homes)

131

168

193

251

(1)

131

(1)

Includes approximately 3,500 (in 2004) and 20,000 (in 2005 and LTM 6/06) MHs
purchased by FEMA for emergency housing for hurricane victims.

(1)

147

(1)

148

Drew’s MH segment remained profitable every quarter since 1998.

47%

61%

59%

52%

49%

49%

47%

47%

75%

70%

65%

78%

74%

79%

62%

64%

Manufactured Housing (MH) Market

Cost per sq. ft. is $36 for MH vs.
$86 for site-built homes

Average retail price of $68,000
for a 1,625 sq. ft. MH

10 million manufactured homes
across the U.S.

Strong Growth
Prospects

Improved quality, appearance and safety

Studies have shown that MH built since 1995 sustain no more
damage in hurricanes than site-built homes

Industry production down 60% from 1998 to the 12 months
ended June 2006, but Drew’s MH sales are down only 5% and
segment operating profit is down only 4%

MH: Industry Trends

Low inventory levels at retail dealers

Slowing of repossessions

Conventional financing now more common
than chattel financing

Improved industry lending practices should
lead to fewer repossessions

Berkshire Hathaway acquired Clayton,
Oakwood, Southern Energy and 21st
Mortgage; raised more than $5 billion for MH
financing

Strong Growth
Prospects

MH: Strong Future

Baby Boomers retire and
relocate to warmer climate

Affordability

Home appreciation due to
greater ownership of land
along with home

Possible rebuilding of
hurricane-damaged areas
during late 2006 and 2007

Improved industry image

Industry wide Advertising
Campaign needed

Strong
Growth
Prospects

Drew’s Ownership and Governance

Ownership by Executives and Directors:

Currently own 18%

Filed Form S-3 on October 3, 2005. All
insider sales are complete except for
one Director. After his sale, insiders
ownership will be 13%.

Drew’s Corporate Governance Program –
ranked in the 97th percentile of all Russell 3000
Companies by Institutional Shareholder
Services.

Added to S&P SmallCap 600 Index in October
2005

$3
$5
$8
$14
$18
$28
$38
$26
2000
2001
2002
2003
2004
2005
4/20/06
9/6/2006

Page 26

Financial Performance

The price of Drew’s common stock is about
8 times the price as of December 31, 2000

Drew has 21.5 million shares outstanding
and a market capitalization of about $550
million

(December 31 unless noted)

Stock Price History

Drew effected a 2-for-1 stock split on 9/7/05 to holders of record on 8/19/05

| | 2003 | 2004(1) | 2005(2) | 2005 vs. 2004 | LTM 6/06(4) |
|---|---|---|---|---|---|
| Sales | $ 353 | $ 531 | $ 669 | +26% | $ 762 |
| Operating Profit | $ 34.3 | $ 44.0 | $ 57.7 | +31% | $ 67.6 |
| *% of Sales* | *9.7%* | *8.3%* | *8.6%* | | 8.9% |
| Net Income | $ 19.4 | $ 25.1 | $ 33.6 | +34% | $ 39.6 |
| Diluted EPS(3) | $ .94 | $ 1.18 | $ 1.56 | +32% | $ 1.82 |
| EBITDA(5) | $ 42.1 | $ 53.3 | $ 69.7 | +31% | $ 81.4 |

Page 27

DW LISTED NYSE

Operating Results

Year Ended December 31,

Financial
Performanc
e

(1)

2004 results were impacted by charges related to litigation. Operating profit was reduced by $1.5 million which reduced net income by $0.9 million, or $.04 per diluted share.

(2)

2005 results were impacted by charges related to litigation. Operating profit was reduced by $1.2 million which reduced net income by $0.8 million, or $.04 per diluted share.

(3)

Adjusted for 2 for 1 stock split on 9/7/05.

(4)

Operating profit for LTM 6/06 was increased by $1.0 million due to settlement of litigation referred to above for less than previously accrued, which increased net income by $0.6 million, or $0.3 per diluted share.

(5)

EBITDA is operating profit plus depreciation and amortization.

($ in millions, except EPS)

DREW

| | 2004 | 2005 | |
|---|---|---|---|
| **Net sales** | | | |
| RV Segment | $ 347.6 | $ 447.9 | +29% |
| MH Segment | $ 183.3 | $ 221.3 | +21% |
| **Operating Profit** | | | |
| RV Segment | $ 31.8 | $ 41.7[a] | +31% |
| MH Segment | $ 18.5[b] | $ 24.0[b] | +29% |
| **Operating Profit as a Percentage of Net Sales** | | | |
| RV Segment | 9.2% | 9.3%[a] | |
| MH Segment | 10.1%[b] | 10.8%[b] | |

Page 28

DW LISTED NYSE

Results By Segment

Year Ended December 31,

Financial
Performance

  (a)  After $0.4 million charge related to litigation, net of reduction in incentive compensation.

  (b)  After charges related to litigation, net of reduction in incentive compensation, of $1.5 million in 2004 and $0.8 million in 2005.

See Press Release dated February 15, 2006  for a reconciliation to consolidated results.

($ in millions)

# Operating Results

## Six Months Ended June 30,

DREW

Financial Performance

| ($ in millions, except EPS) | 2005[a] | 2006 | |
|---|---|---|---|
| Sales | $318 | $410 | +29% |
| Operating Profit | $25.6 | $35.4 | +38% |
| % of Sales | 8.1 | 8.6% | |
| Net Income | $14.5 | $20.4 | +41% |
| Diluted EPS[b] | $0.68 | $0.93 | +37% |

(a) 2005 results were impacted by charges related to litigation. Operating profit was reduced by $2.2 million, which reduced net income by $1.3 million, or $.06 per diluted share.

Page 29

DW NYSE

DREW

| | 2005 | 2006 | |
|---|---|---|---|
| **Net sales** | | | |
| RV Segment | $ 216 | $ 289 | +34% |
| MH Segment | $ 101 | $ 121 | +19% |
| **Operating Profit** | | | |
| RV Segment | $ 19.9[(a)] | $ 27.4 | +38% |
| MH Segment | $ 9.5[(b)] | $ 12.3 | +30% |
| **Operating Profit as a Percentage of Net Sales** | | | |
| RV Segment | 9.2% | 9.5% | |
| MH Segment | 9.3% | 10.2% | |

Page 30

DW LISTED NYSE

Results By Segment

Six Months Ended June 30,

Financial
Performance

(a)  After $0.4 million charge related to litigation, net of reduction in incentive compensation.

(b)  After $0.8 million charge related to litigation, net of reduction in incentive compensation.

($ in millions)

DREW

| | 2005 | 2006 | |
|---|---|---|---|
| Sales | $163 | $202 | +24% |
| Operating Profit | $15.1 | $17.7 | +17% |
| % of Sales | 9.3% | 8.8% | |
| Net Income | $8.7 | $10.2 | +18% |
| Diluted EPS[a] | $0.40 | $0.47 | +18% |

Page 31

DW LISTED NYSE

Operating Results

Three Months Ended June 30,

Financial
Performance

(a)     Adjusted for 2-for-1 stock split on 9/7/05.

($ in millions, except EPS)

| | 2001 | 2002 | 2003 | 2004 | 2005 | LTM 6/06[1] |
|---|---|---|---|---|---|---|
| Operating Profit | $20.3 | $29.2 | $34.3 | $44.0 | $57.7 | $67.6 |
| Depreciation and Amortization | $8.4 | $7.3 | $7.8 | $9.3 | $12.0 | $13.8 |
| EBITDA | $28.7 | $36.5 | $42.1 | $53.3 | $69.7 | $81.4 |
| *Capital Expenditures* | *$8.2* | *$10.5* | *$5.1* | *$27.1* | *$26.1* | *$32.9* |

Page 32

DW LISTED NYSE

Reconciliation of Operating Profit
to EBITDA

Financial
Performance

(1)           See press release dated August 2, 2006 for a reconciliation to consolidated results.

($ in millions)

Balance Sheet

Financial
Performance

($ in millions)

(1)          Days sales in accounts receivable is the most recent month’s net sales divided by accounts receivable, net, at the end of the period.

(2)           Inventory turns is cost of goods sold for the latest quarter divided by average inventory for the quarter.

12/31/03

12/31/04

12/31/05

6

/3

0

/06

Total assets

   $ 160

    $ 238

$

  307

$

  3

60

Total debt

$

  42

$

71

$

   73

$

   99

Stockholders’ equity

   $   94

    $ 122

  $  168

  $  1

91

      RATIOS

Days sales in

a

ccts receivable

(1)

Inventory turns

(2)

19 days

7.3 turns

  21 days

   5.6 turns

21 days

  6.1 turns

19 days

  5.9

turns

Financial Strength

Financial
Performance

(1)    Excludes discontinued operations of $200,000 and $148,000 in 2002 and 2003, respectively, and the cumulative effect of change in accounting principle for goodwill of $30.2 million in 2002.

(2)   EBITDA is operating profit plus depreciation and amortization.

12/30/02

12/31/03

12/31/04

12/31/05

LTM

6

/06

Return on Equity

(1)

24%

24%

23%

24%

2

4

%

Return on Assets

(1)

11%

13%

12%

12%

1

3

%

Total Debt to Equity

0.7

0.4

0.6

0.4

0.

5

Total Debt to

EBITDA

(2)

1.3

0.8

1.3

1.1

1.

2

Peer Comparison

17%

10%

11.5

16.7

Spartan (SPAR)

-4%

2%

18.3

N/A

Fleetwood (FLE)

24%

13%

11.2

13.9

Drew (DW)

ROE

ROA

Forward

P/E

Trailing

P/E

  2%

3%

15.3

58.5

Monaco (MNC)

25%

15%

12.9

14.6

Thor (THO)

14.8

18.3

Winnebago (WGO)

23%

12%

Source: Capital IQ, September 7, 2006, except forward P/E, which is provided by Thomson Financial and is based on fiscal 2007 analyst projections.

Financial
Performance

Thank You

Analyst coverage:

Avondale Partners, LLC:

     Kathryn Thompson (615) 467-5637

BB&T Capital Markets:

     John Diffendal (615) 340-8284

Sidoti & Company LLC:

     Scott Stember (212) 453-7017

Susquehanna Financial Group, LLLP:

     Cheryl Cortez (312) 427-5236

For more information contact:

    Leigh J. Abrams, President and CEO
914-428-9098

                         leigh@drewindustries.com

    Fredric M. Zinn, Executive VP and CFO
914-428-9098

                         fred@drewindustries.com

Or visit: www.drewindustries.com